[STRONG LOGO]
     THE STRONG SCHAFER
     BALANCED FUND
--------------------------------------------------------------------------------
     SEMI-ANNUAL REPORT o MARCH 31, 1999


                       [PICTURE OF STRONG FUNDS BUILDING]

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

     As I review this past year, I can't help but conclude that we are living in one of the most remarkable eras in modern history. In many ways, it is a Golden Age of prosperity, with constantly improving living standards, virtually full employment, and enormous cultural vitality.

     Our golden era is primarily driven by the spirit of capitalism, which has resulted in real economic growth of better than 3%, negligible inflation, and the lowest unemployment rates in a quarter of a century. Things have rarely looked so good. My advice: Enjoy it, but remember that good times have a way of disappearing. Almost overnight.

     Not everything in the world is coming up roses. As the fighting in Kosovo demonstrates, conflict still looms large in the world. Kosovo illustrates just how delicate the balance is between individual nations and their economies. And it serves as a constant reminder that everything in life--economies included--is cyclical.

     While the U.S. market has been strong, not every security has shared in the good times. What we are experiencing today--to borrow a Wall Street phrase--is a two-tiered market. That is, a market with big differences between the "have" and "have not" stocks. Close to 70% of stocks out there are still down 20% or more from their tops, while a precious small percentage are near their historical highs.

     In plain English, today's market has one piece that may be over-valued, and another piece that appears to be undervalued.

     A family's investment portfolio has to distinguish between a careful strategy and just "playing the market." A serious investor needs to realize that some stock valuations are at extreme highs and that diversification is more important than ever. In addition to blue chip and other large-cap stocks, fixed income products (like long-term bonds) are very attractive and provide an excellent vehicle for diversifying a portfolio.

     (And, although currently out of favor with investors, small- and mid-cap stocks will rise again. If you buy the idea that markets are cyclical, these stocks could be an excellent place to invest over the next few years).

     Likewise, value investing--the art of buying undervalued companies--is also out of favor. Value stocks have already been through a pretty severe correction, and by investing in them now, you can help protect yourself when large-cap and technology stocks retreat.

     At Strong, we're in business to help you achieve your financial goals. Our Strong Advisor program works with shareholders to build a long term investment program through balance.

     The markets are made up of millions of pieces of input--facts, opinions, trends, tips, dreams, emotions, speculation, and an abundance of good old-fashioned hunches. There is also a good deal of wisdom built into the markets. Some of this wisdom gets distorted over the short-term. Long-term, however, the essential truth of the investment process emerges. Our job is to help you maneuver through the clutter and emotion in the marketplace and find that truth.

     Give us a call. We're here to help.

                                                            /s/Dick

                                   THE STRONG
                                SCHAFER BALANCED
                                      FUND

                                    --------

                       SEMI-ANNUAL REPORT o MARCH 31, 1999

                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Schafer Balanced Fund ................................2

FINANCIAL INFORMATION
     Schedule of Investments .........................................5
     Statement of Assets and Liabilities .............................6
     Statement of Operations .........................................7
     Statements of Changes in Net Assets .............................8
     Notes to Financial Statements ...................................9

FINANCIAL HIGHLIGHTS ................................................11

                                  ==================
                        THE STRONG SCHAFER BALANCED FUND
----------------------------------==================----------------------------

FUND
 HIGHLIGHTS

o For the six months ended March 31, 1999, the Strong Schafer Balanced Fund returned 19.27%, compared to the 16.13% gain registered by the Fund's composite benchmark, a blend of the S&P 500 Stock Index (60%) and the Lehman Brothers Intermediate Government Bond Index (40%).*

o In February and March 1999, the equity portfolio of the Fund replaced some mid-cap stocks with larger-cap stocks where earnings growth prospects seemed particularly good.

o The Fund's holdings in the energy sector were adversely affected by the decline in the price of oil.

---------------------------------------

            AVERAGE ANNUAL
            TOTAL RETURN(1)

             As of 3-31-99

          1-year       5.58%

 Since Inception       8.02%
   (on 12-31-97)

---------------------------------------

             FIVE LARGEST
               HOLDINGS

            As of 3-31-99

Security                % of Net Assets
---------------------------------------
United States Treasury Notes      36.8%

BankAmerica Corporation            1.9%

Paine Webber Group, Inc.           1.9%

Summit Bancorp.                    1.9%

Koninklijke Philips Electronics NV 1.9%

Please see the Schedule of Investments
in Securities for a complete  listing
of the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ David K. Schafer
David K. Schafer
Portfolio Manager

--------------------------------------------------------------------------------

While we continue to rigidly adhere to our  longstanding  policy of holding only stocks that have both P/E multiples below those of the S&P 500 and earnings-per-share growth prospects that appear greater than those of the S&P 500, we have made more than the normal number of changes to the equity portfolio over the last month and a half of the period. These changes were made primarily because the mid-cap stocks we have invested in have dramatically lagged the S&P 500 and show no signs of reversing the trend.

We slightly shifted our emphasis in two ways: we reduced the weighting in mid-cap stocks, and placed a greater emphasis on companies with a strong potential for making their earnings estimates, given the market's disproportionate emphasis on these numbers. Some of the stocks that we have sold and their industries (in parentheses) include W.R. Berkeley (Insurance), Diamond Offshore (Oil Well Equipment & Service), IBP Corp. (Food), Old Republic International (Insurance), Phillips Petroleum (Oil--North American Integrated), R&B Falcon (Oil Drilling) and Western Resources (Electric Power). Stocks that we added to the portfolio include Allstate Corp. (Insurance), Cadence Design (Computer Software), Canadian National Railway (Railroad), Chubb Corp. (Insurance), Diebold Inc. (Commercial Services), Lockheed Martin (Aerospace & Defense), Maytag (Household Appliances), Raytheon (Aerospace & Defense) and Sears (Retail).

As shareholders of the Strong Schafer Balanced Fund are painfully aware, value investing has been tough sledding for the past year and a half.

                                           -------------------------------------

                                                   WE REMAIN CONVINCED

                                                  THAT IT IS A QUESTION

                                                    OF "WHEN" AND NOT

                                                    "IF" OUR APPROACH

                                                   WILL RETURN TO FAVOR,

                                                     AND WE ENCOURAGE

                                                     ALL INVESTORS NOT

                                                     TO ABANDON VALUE

                                                        INVESTING.

                                           -------------------------------------

--------------------------------------------------------------------------------

* The 60/40 Balanced Index is comprised of 60% S&P 500 Stock Index and 40% Lehman Brothers Intermediate Government Bond Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index generally representative of government securities with maturities of 1-10 years. The Lipper Balanced Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

In this extremely narrowly focused stock market, where an increasingly smaller group of very large companies continues to command most of the attention of the investing public, we believe value investing will continue to be an uphill struggle. However, these out-of-favor periods are not new to value investors (or those of any other investment style), and hardly a period of five years goes by without value being out of sync with the overall market. What is different this time is the disparity of returns relative to the S&P 500, and investors' fascination with Internet stocks. Despite these two current overwhelming influences on the stock market, which work to the detriment of value investors, we remain convinced that it is a question of "when" and not "if" our approach will return to favor, and we encourage all investors not to abandon value investing.

Over the coming months, the changes we have made in the portfolio will, hopefully, coincide with a broadening in the stock market. When this fundamental change occurs, we believe that the portfolio will be well-positioned to benefit from a more inclusive stock market.

The Fund's 40% bond allocation was invested almost entirely in U.S. Treasury Notes. Investors looked to reverse their flight-to-quality trade during the period, causing Treasury Yields to increase and prices to decline. This slightly reduced the Fund's overall performance.

Thank you for your investment in the Strong Schafer Balanced Fund. We appreciate your confidence in our investment approach.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 12-31-97 to 3-31-99
[GRAPH]
                    THE STRONG                     Lipper         60/40
                     SCHAFER         S&P 500      Balanced       Balanced
                   BALANCED FUND     Index*     Funds Index*      Index*
          12-97       10,000         10,000        10,000         10,000
           2-98       10,160         10,840        10,471         10,552
           4-98       10,722         11,510        10,867         11,984
           6-98       10,431         11,771        10,955         11,194
           8-98        9,012          9,962         9,894         10,264
          10-98        9,840         11,462        10,707         11,266
          12-98       10,321         12,858        11,509         12,117
           2-99       10,557         12,979        11,412         12,141
           3-99       11,013         13,498        11,693         12,466


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500"), the 60/40 Balanced Index, and the Lipper Balanced Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.


YOUR FUND'S
 APPROACH

THE STRONG SCHAFER BALANCED FUND INVESTS 60% OF ITS ASSETS IN STOCKS, USING A STRICT VALUE APPROACH. THIS DISCIPLINE IS APPLIED TO BOTH BUYING AND SELLING. TO AVOID PERSONAL BIAS, EACH STOCK IS PROPORTIONED EQUALLY IN THE FUND WHEN PURCHASED. THE PRICE PAID FOR A COMPANY, RELATIVE TO ITS PROFITS, MUST BE BELOW THE AVERAGE OF THE S&P 500. STOCKS ARE GENERALLY SOLD WHEN THEY BECOME "EXPENSIVE" RELATIVE TO THE S&P 500. THE COMPANY ALSO MUST HAVE GOOD PROSPECTS FOR INCREASING PROFITS. TO HELP CUSHION THE FUND AGAINST VOLATILITY, THE REMAINING 40% OF THE FUND'S ASSETS ARE INVESTED IN HIGH-QUALITY, INVESTMENT GRADE BONDS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The healthy U.S. economy, coupled with foreign capital inflows from many trouble spots, contributed to the strong performance of the large-cap dominated S&P 500 during the past six months.

o The S&P 500's returns continued to mask an important divergence in the market. Small- and mid-cap stocks, particularly those in the value camp, continued to lag while market narrowing continued. Last year, 15 large-cap stocks (or 7.5% of the stocks in the Index) accounted for over 51% of the gain in the S&P 500. In the first quarter of 1999, 18 stocks (or 9% of the total) accounted for 100% of the gain in the S&P 500.

o    Short-term equity trading opportunities benefited the Fund.


=====================================================================================================
PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS AS OF 3-31-99 (UNAUDITED)
=====================================================================================================
                                       CLOSING PRICE   EARNINGS PER SHARE   PRICE/EARNINGS RATIO
SECURITY                                 (3-31-99)      1999E      2000E      1999E      2000E

Allstate Corp                             $ 37.06       3.28       3.52       11.3       10.5
-----------------------------------------------------------------------------------------------------
Avnet Inc                                   36.33       3.50       4.07       10.5        9.0
-----------------------------------------------------------------------------------------------------
BankAmerica Corp New                        70.63       4.68       5.48       15.1       12.9
-----------------------------------------------------------------------------------------------------
Borg-Warner Automotive                      47.81       4.88       5.56        9.8        8.6
-----------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe                32.88       2.60       2.92       12.6       11.2
-----------------------------------------------------------------------------------------------------
Cadence Design System Inc                   25.75       1.41       1.70       18.3       15.2
-----------------------------------------------------------------------------------------------------
Canadian Natl Ry Co                         55.63       4.67       5.50       11.9       10.1
-----------------------------------------------------------------------------------------------------
Chase Manahattan Corp                       81.31       5.18       5.77       15.7       14.1
-----------------------------------------------------------------------------------------------------
Chubb Corp                                  58.56       4.31       4.71       13.6       12.4
-----------------------------------------------------------------------------------------------------
Cleveland Cliffs Inc                        34.06       3.80       4.40        9.0        7.7
-----------------------------------------------------------------------------------------------------
Diebold Inc                                 24.00       1.83       2.07       13.1       11.6
-----------------------------------------------------------------------------------------------------
ECI Telecom Ltd Ord                         35.00       2.45       3.03       14.2       11.6
-----------------------------------------------------------------------------------------------------
FDX Corp                                    92.81       5.29       6.01       17.6       15.5
-----------------------------------------------------------------------------------------------------
Federal Natl Mtg Assn                       69.25       3.67       4.12       18.8       15.8
-----------------------------------------------------------------------------------------------------
Ford Mtr Co                                 56.75       5.31       5.42       10.7       10.5
-----------------------------------------------------------------------------------------------------
Kansas City Pwr & Lt Co                     24.63       2.20       2.30       11.2       10.7
-----------------------------------------------------------------------------------------------------
KLM Royal Dutch Airls Com NY Reg            27.75       1.73       1.63       16.0       17.0
-----------------------------------------------------------------------------------------------------
Lafarge Corp                                28.00       3.49       3.90        8.0        7.2
-----------------------------------------------------------------------------------------------------
Lockheed Martin Corp                        37.69       3.39       3.65       11.1       10.3
-----------------------------------------------------------------------------------------------------
May Dept Stores Co                          39.13       2.79       3.11       14.0       12.6
-----------------------------------------------------------------------------------------------------
Maytag Corp                                 60.38       3.63       4.08       16.6       14.8
-----------------------------------------------------------------------------------------------------
Mellon Bk Corp                              70.38       3.61       4.04       19.5       17.4
-----------------------------------------------------------------------------------------------------
Merrill Lynch & Co Inc                      88.44       4.58       5.00       19.3       17.7
-----------------------------------------------------------------------------------------------------
Omnicare Inc                                19.06       1.38       1.74       13.8       10.9
-----------------------------------------------------------------------------------------------------
Paine Webber Group Inc                      39.88       2.94       3.17       13.6       12.6
-----------------------------------------------------------------------------------------------------
PartnerRE Ltd                               40.50       4.47       4.73        9.1        8.6
-----------------------------------------------------------------------------------------------------
Petroleum Geo-Svcs ADR                      15.25       1.23       1.58       12.4        9.6
-----------------------------------------------------------------------------------------------------
Philip Morris Cos                           35.19       3.33       3.79       10.6        9.3
-----------------------------------------------------------------------------------------------------
Koninklijke Philips Electrs Sponsored       82.44       4.51       5.97       18.3       13.8
-----------------------------------------------------------------------------------------------------
Raytheon Co Cl B                            58.63       3.70       4.13       15.9       14.2
-----------------------------------------------------------------------------------------------------
Sears Roebuck & Co                          45.19       3.69       4.09       12.3       11.0
-----------------------------------------------------------------------------------------------------
Southdown Inc                               53.69       5.51       6.06        9.7        8.9
-----------------------------------------------------------------------------------------------------
Storage Technology Corp                     27.88       2.48       2.94       11.2        9.5
-----------------------------------------------------------------------------------------------------
Summit Bancorp                              39.00       2.84       3.08       13.7       12.6
-----------------------------------------------------------------------------------------------------
UCAR Intl Inc                               14.13       1.92       2.61        7.4        5.4
-----------------------------------------------------------------------------------------------------
Wells Fargo Co                              35.06       2.22       2.58       15.8       13.6
-----------------------------------------------------------------------------------------------------
STRONG SCHAFER BALANCED FUND PORTFOLIO AVERAGES                               13.4       11.8

S&P 500 INDEX                            1,286.37      42.74      46.32       30.1       27.8

E=ESTIMATE

SCHEDULE OF INVESTMENTS IN SECURITIES                MARCH 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
================================================================================
                          STRONG SCHAFER BALANCED FUND
================================================================================
                                                          Shares or
                                                          Principal  Value
                                                           Amount   (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 58.0%
AEROSPACE & DEFENSE 3.4%
Lockheed Martin Corporation                                 2,700   $101,756
Raytheon Company Class B                                    1,800    105,525
                                                                    --------
                                                                     207,281
AIRLINE 3.4%
FDX Corporation (b)                                         1,200    111,375
KLM Royal Dutch Airlines - New York Registry Shares         3,500     97,125
                                                                    --------
                                                                     208,500
AUTO & TRUCK PARTS 1.8%
Borg-Warner Automotive, Inc.                                2,300    109,969

AUTOMOBILE 1.8%
Ford Motor Company                                          2,000    113,500

BANK - MONEY CENTER 3.6%
BankAmerica Corporation                                     1,700    120,063
The Chase Manhattan Corporation                             1,300    105,706
                                                                    --------
                                                                     225,769
BANK - SUPER REGIONAL 5.4%
Mellon Bank Corporation                                     1,600    112,600
Summit Bancorp                                              3,000    117,000
Wells Fargo Company                                         3,000    105,188
                                                                    --------
                                                                     334,788
BROKERAGE & INVESTMENT MANAGEMENT 3.8%
Merrill Lynch & Company, Inc.                               1,300    114,969
Paine Webber Group, Inc.                                    3,000    119,625
                                                                    --------
                                                                     234,594
COMMERCIAL SERVICE 1.4%
Diebold, Inc.                                               3,700     88,800

COMPUTER - PERIPHERAL EQUIPMENT 1.5%
Storage Technology Corporation (b)                          3,400     94,775

COMPUTER - PERSONAL & WORKSTATION 1.5%
Ziff-Davis, Inc. - ZDNet (b)                                2,500     90,000

COMPUTER SOFTWARE 1.7%
Cadence Design Systems, Inc. (b)                            4,100    105,575

ELECTRIC POWER 1.6%
Kansas City Power & Light Company                           4,000     98,500

ELECTRONIC PARTS DISTRIBUTION 1.2%
Avnet, Inc.                                                 2,100     76,912

HEALTHCARE - PATIENT CARE 1.5%
Omnicare, Inc.                                              4,700     89,594

HOUSEHOLD APPLIANCES & FURNISHINGS 3.5%
Koninklijke Philips Electronics NV Sponsored
  ADR - New York Registry Shares                            1,400    115,413
Maytag Corporation                                          1,700    102,637
                                                                    --------
                                                                     218,050
INSURANCE - PROPERTY & CASUALTY 4.6%
The Allstate Corporation                                    2,400     88,950
Chubb Corporation                                           1,500     87,844
PartnerRE, Ltd.                                             2,700    109,350
                                                                    --------
                                                                     286,144
METALS & MINING 4.0%
Cleveland-Cliffs, Inc.                                      1,800     61,312
Lafarge Corporation                                         2,700     75,600
Southdown, Inc.                                             2,100    112,744
                                                                    --------
                                                                     249,656
MORTGAGE & RELATED SERVICE 1.6%
Federal National Mortgage Association                       1,400     96,950

OIL WELL EQUIPMENT & SERVICE 0.1%
Petroleum Geo-Services A/S Sponsored ADR (b)                  600      9,150

RAILROAD 2.8%
Burlington Northern Santa Fe Corporation                    3,400    111,775
Canadian National Railway Company                           1,100     61,187
                                                                    --------
                                                                     172,962
RETAIL - DEPARTMENT STORE 3.2%
May Department Stores Company                               2,850    111,506
Sears, Roebuck & Company                                    1,900     85,856
                                                                    --------
                                                                     197,362
STEEL 1.6%
UCAR International, Inc. (b)                                6,900     97,462

TELECOMMUNICATION EQUIPMENT 1.5%
ECI Telecom, Ltd.                                           2,700     94,500

TOBACCO 1.5%
Philip Morris Companies, Inc.                               2,600     91,488
--------------------------------------------------------------------------------
Total Common Stocks (Cost $3,635,012)                              3,592,281
--------------------------------------------------------------------------------

UNITED STATES GOVERNMENT ISSUES 32.4%
United States Treasury Notes:
6.25%, Due 1/31/02                                       $950,000    977,906
6.50%, Due 8/31/01                                        450,000    464,485
6.625%, Due 5/15/07                                       525,000    566,016
--------------------------------------------------------------------------------
Total United States Government Issues (Cost $1,989,832)            2,008,407
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 9.4%
Commercial Paper 5.0%
Interest Bearing, Due Upon Demand
General Mills, Inc., 4.54%                                134,500    134,500
Sara Lee Corporation, 4.54%                                38,900     38,900
Warner Lambert Company, 4.57%                             138,200    138,200
                                                                    --------
                                                                     311,600
United States Government Issues 4.4%
United States Treasury Notes, 5.625%, Due 11/30/99        270,000    271,603
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $581,704)                         583,203
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities 99.8% (Cost $6,206,548)            6,183,891
Other Assets and Liabilities, Net 0.2%                                10,340
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $6,194,231
================================================================================


LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.

Percentages are stated as a percent of net assets.


See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 1999 (Unaudited)

                                                                  Strong Schafer
                                                                  Balanced Fund
                                                                  --------------
ASSETS:
  Investments in Securities, at Market Value (Cost of $6,206,548)   $6,183,891
  Receivable for Securities Sold                                       186,122
  Dividends and Interest Receivable                                     38,124
  Other Assets                                                          25,970
                                                                    ----------
  Total Assets                                                       6,434,107

LIABILITIES:
  Payable for Securities Purchased                                     228,718
  Accrued Operating Expenses and Other Liabilities                      11,158
                                                                    ----------
  Total Liabilities                                                    239,876
                                                                    ----------
NET ASSETS                                                          $6,194,231
                                                                    ==========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                     $5,941,396
  Accumulated Net Investment Income                                      2,006
  Accumulated Net Realized Gain                                        273,486
  Net Unrealized Depreciation                                          (22,657)
                                                                    ----------
  Net Assets                                                        $6,194,231
                                                                    ==========
Capital Shares Outstanding (Unlimited Number Authorized)               577,526

NET ASSET VALUE PER SHARE                                               $10.73
                                                                        ======


                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 1999 (Unaudited)

                                                                Strong Schafer
                                                                Balanced Fund
                                                                --------------
INCOME:
  Dividends (net of withholding taxes of $376)                    $   42,171
  Interest                                                            76,126
                                                                  ----------
  Total Income                                                       118,297

EXPENSES:
  Investment Advisory Fees                                            36,476
  Custodian Fees                                                       1,082
  Shareholder Servicing Costs                                         13,354
  Professional Fees                                                    4,920
  Reports to Shareholders                                              4,787
  Federal and State Registration Fees                                 23,082
  Other                                                                3,737
                                                                  ----------
  Total Expenses Before Involuntary Absorptions                       87,438
  Involuntary Expense Absorptions by Advisor                         (14,575)
                                                                  ----------
  Expenses, Net                                                       72,863
                                                                  ----------
NET INVESTMENT INCOME                                                 45,434

REALIZED AND UNREALIZED GAIN:
  Net Realized Gain on:
   Investments                                                       223,099
   Foreign Currencies                                                      1
                                                                  ----------
  Net Realized Gain                                                  223,100
  Net Change in Unrealized Appreciation/Depreciation on:
   Investments                                                     1,034,170
   Foreign Currencies                                                      2
                                                                  ----------
  Net Change in Unrealized Appreciation/Depreciation               1,034,172
                                                                  ----------
NET GAIN ON INVESTMENTS                                            1,257,272
                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $1,302,706
                                                                  ==========


                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------
                                                                            Strong Schafer Balanced Fund
                                                                          ----------------------------------
                                                                          Six Months Ended     Year Ended
                                                                           March 31, 1999    Sept. 30, 1998
                                                                          ----------------   ---------------
                                                                             (Unaudited)        (Note 1)
OPERATIONS:
  Net Investment Income                                                      $   45,434       $    87,005
  Net Realized Gain                                                             223,100           120,815
  Net Change in Unrealized Appreciation/Depreciation                          1,034,172        (1,056,829)
                                                                             ----------       -----------
  Net Increase (Decrease) in Net Assets Resulting from Operations             1,302,706          (849,009)

DISTRIBUTIONS:
  From Net Investment Income                                                    (44,278)          (86,124)
  From Net Realized Gain on Investments                                         (70,461)               --
                                                                             ----------       -----------
  Total Distributions                                                          (114,739)          (86,124)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                                   1,129,799        13,489,461
  Proceeds from Reinvestment of Distributions                                   108,474            80,886
  Payment for Shares Redeemed                                                (4,151,150)       (4,816,073)
                                                                             ----------       -----------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions      (2,912,877)        8,754,274
                                                                             ----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (1,724,910)        7,819,141

NET ASSETS:
  Beginning of Period                                                         7,919,141           100,000
                                                                             ----------       -----------
  End of Period                                                              $6,194,231       $ 7,919,141
                                                                             ==========       ===========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                          112,805         1,328,630
  Issued in Reinvestment of Distributions                                        10,829             8,205
  Redeemed                                                                     (412,774)         (480,169)
                                                                             ----------       -----------
  Net Increase (Decrease) in Shares of the Fund                                (289,140)          856,666
                                                                             ==========       ===========


                                             See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 1999 (Unaudited)

1.   Organization
     Strong Schafer Balanced Fund is a diversified series of Strong Schafer Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund commenced operations on January 2, 1998.

2.   Significant Accounting Policies
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued through valuations obtained from a commercial pricing service or the mean of the bid and asked price when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at March 31, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect against adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Foreign  denominated assets and forward currency contracts may involve
          greater  risks  than  domestic   transactions,   including   currency,
          political and economic, regulatory and market risks.


     (E) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (F) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amounts owed to the Fund under each repurchase agreement.


     (G) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (H) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

--------------------------------------------------------------------------------
March 31, 1999 (Unaudited)

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and expenses are subject to reimbursement by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the fund. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under a subadvisory agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at March 31, 1999, other shareholding servicing expenses paid to the Advisor, and unaffiliated directors' fees for the six months then ended, excluding the effect of waivers and absorptions, were $10,016, $99, and $750, respectively.

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Funds' prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At March 31, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions
     The aggregate purchases and sales of U.S. Government and Agency securities for the six months ended March 31, 1999 were $362,571 and $1,071,649, respectively. The aggregate purchases and sales of other long term securities for the six months ended March 31, 1999 were $2,592,803 and $5,057,046, respectively.

6.   Income Tax Information
     At March 31, 1999, the cost of investments in securities for federal income tax purposes was $6,227,037. Net unrealized depreciation of securities was $43,146, consisting of gross unrealized appreciation and depreciation of $356,860 and $400,006, respectively.


FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------
STRONG SCHAFER BALANCED FUND
-----------------------------------------------------------------------------------------------
                                                                              Period Ended
                                                                           --------------------
                                                                           March 31,  Sept. 30,
Selected Per-Share Data(a)                                                  1999(b)    1998(c)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $ 9.14     $10.00
Income From Investment Operations
  Net Investment Income                                                       0.07       0.10
  Net Realized and Unrealized Gains (Losses) on Investments                   1.68      (0.86)
-----------------------------------------------------------------------------------------------
  Total from Investment Operations                                            1.75      (0.76)

Less Distributions
  From Net Investment Income                                                 (0.07)     (0.10)
  From Net Realized Gains                                                    (0.09)        --
-----------------------------------------------------------------------------------------------
  Total Distributions                                                        (0.16)     (0.10)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $10.73     $ 9.14
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
  Total Return                                                              +19.3%      -7.7%
  Net Assets, End of Period (In Thousands)                                  $6,194     $7,919
  Ratio of Expenses to Average Net Assets Without Waivers and Absorptions     2.0%*      2.0%
  Ratio of Expenses to Average Net Assets                                     2.0%*      2.0%
  Ratio of Net Investment Income to Average Net Assets                        1.2%*      1.5%
  Porfolio Turnover Rate                                                     41.4%      45.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended March 31, 1999 (unaudited).
(c)  For the period December 31, 1997 (inception) to September 30, 1998.


See Notes to Financial Statements.

NOTES
--------------------------------------------------------------------------------

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                            John W. Widmer, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                             [PICTURE OF TELEPHONE]
                        To order a free prospectus kit,
                              CALL 1-800-368-1030.

                         To learn more about our funds,
                          discuss an existing account,
                           or conduct a transaction,
                              CALL 1-800-368-3863.
                              --------------------

                                  If you are a
                            Financial Professional,
                              CALL 1-800-368-1683



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                               www.strongfunds.com




                                  [STRONG LOGO]

                                  STRONG FUNDS
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
                    Strong Funds Distributors, Inc. 11581E99              SSBAL